GREAT AMERICAN BANCORP, INC.
                            1311 South Neil Street
                           Champaign, Illinois 61820
                                (217) 356-2265

                                                               March 23, 2001


Dear Stockholder:

     You are cordially invited to attend the annual meeting of stockholders of Great American Bancorp, Inc., the holding company for First Federal Savings Bank of Champaign-Urbana, which will be held on Tuesday, April 24, 2001, at 9:30 a.m., Central Time, at the offices of First Federal Savings Bank of Champaign-Urbana, 1311 South Neil Street, Champaign, Illinois 61820.

     The attached notice of the annual meeting and the proxy statement describe the formal business to be transacted at the annual meeting. Directors and officers of Great American Bancorp, Inc., as well as representatives of Olive LLP, whom the Company has appointed as independent auditors for the fiscal year ending December 31, 2001, will be present.

     The Board of Directors of Great American Bancorp, Inc. has determined that the matters to be considered at the annual meeting are in the best interests of Great American and its stockholders. For the reasons set forth in the proxy statement, the Board of Directors unanimously recommends that you vote "FOR" each matter to be considered.

     Your cooperation is appreciated since a majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business. Whether or not you expect to attend, please sign, date and return the enclosed proxy card promptly in the postage-paid envelope provided so that your shares will be represented.

     On behalf of the Board of Directors and all of the employees of Great American Bancorp, Inc. and First Federal Savings Bank of Champaign-Urbana, I thank you for your continued interest and support.

                                          Sincerely yours,

                                          /s/ George R. Rouse

                                          George R. Rouse
                                          President and Chief
                                          Executive Officer

                          GREAT AMERICAN BANCORP, INC.
                             1311 South Neil Street
                           Champaign, Illinois 61820
                                (217) 356-2265
                         ----------------------------

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        To Be Held on April 24, 2001
                         ----------------------------


     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of Great American Bancorp, Inc. (the "Company") will be held on Tuesday, April 24, 2001, at 9:30 a.m., Central Time, at the offices of First Federal Savings Bank of Champaign-Urbana (the "Bank"), 1311 South Neil Street, Champaign, Illinois 61820.

     The purpose of the Annual Meeting is to consider and vote upon the following matters:

     1.     The election of two directors to a three-year term of office;
     2. The ratification of the appointment of Olive LLP as independent auditors of the Company for the fiscal year ending December 31, 2001; and
     3. Such other matters as may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

     The Board of Directors has established February 27, 2001, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Only record holders of the common stock of the Company as of the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Annual Meeting will be available at Great American Bancorp, Inc., 1311 South Neil Street, Champaign, Illinois 61820, for a period of ten days prior to the Annual Meeting and will also be available at the meeting itself.

                                          By Order of the Board of Directors

                                          /s/ Jane F. Adams

                                          Jane F. Adams
                                          Corporate Secretary


Champaign, Illinois
March 23, 2001

105:
                          GREAT AMERICAN BANCORP, INC.
                           ------------------------
                                PROXY STATEMENT
                        ANNUAL MEETING OF STOCKHOLDERS
                                 April 24, 2001
                           ------------------------



Solicitation and Voting of Proxies

     This proxy statement is being furnished to stockholders of Great American Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors ("Board of Directors" or "Board") of proxies to be used at the annual meeting of stockholders (the "Annual Meeting"), to be held on Tuesday, April 24, 2001, at 9:30 a.m., Central Time, at the offices of First Federal Savings Bank of Champaign-Urbana (the "Bank"), 1311 South Neil Street, Champaign, Illinois 61820 and at any adjournments thereof. The 2000 Annual Report to Stockholders, including consolidated financial statements for the fiscal year ended December 31, 2000, and a proxy card, accompanies this proxy statement, which is first being mailed to record holders on or about March 23, 2001.

     Regardless of the number of shares of common stock owned, it is important that record holders of a majority of the outstanding shares of common stock be represented by proxy or in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxy cards will be voted "FOR" the election of the nominees for director named in this proxy statement, and "FOR" the ratification of Olive LLP as independent auditors for the fiscal year ending December 31, 2001.

     Other than the matters set forth on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting and at any adjournments thereof, including a motion as to whether or not to adjourn the Annual Meeting.

     A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Corporate Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

     The cost of solicitation of proxies on behalf of the Board of Directors will be borne by the Company. Proxies may also be solicited personally or by mail or telephone by directors, officers and other employees of the Company and its subsidiary, the Bank, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain vote instruction from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

Voting Securities

     The securities which may be voted at the Annual Meeting consist of shares of common stock of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below. There is no cumulative voting for the election of directors.

     The close of business on February 27, 2001 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 996,600 shares.

     In accordance with the provisions of the Company's certificate of incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person or entity. The Company's certificate of incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and
(ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

     The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after giving effect to the Limit described above, if applicable) is necessary to constitute a quorum at the Annual Meeting. In the event that there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

     As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominees proposed by the Board of Directors, or to "WITHHOLD AUTHORITY" to vote for the nominees being proposed. Under Delaware law and the Company's bylaws, directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

     As to the approval of Olive LLP as independent auditors of the Company and all other matters that may properly come before the Annual Meeting, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item;
(ii) vote "AGAINST" the item; or (iii) "ABSTAIN" from voting on the item. Under the Company's bylaws, unless otherwise required by law, all such matters shall be determined by a majority of the votes cast, without regard to either broker non-votes, or proxies marked "ABSTAIN" as to that matter.

     Proxies solicited hereby will be returned to the Company's transfer agent, and will be tabulated by inspectors of election designated by the Board of Directors, who will not be employed by, or be a director of, the Company or any of its affiliates. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company for safekeeping.

Participants in the Bank's ESOP

     If you participate in the Bank's Employee Stock Ownership Plan ("ESOP"), you will have received with this proxy statement a voting instruction form that reflects all shares you may vote under the ESOP. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustee, but each participant in the ESOP may direct the trustee how to vote the shares of Company common stock allocated to his or her account. Unallocated shares of common stock held by the ESOP and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustees in the same proportion as shares for which the trustees have received voting instructions, subject to the exercise of their fiduciary duties. The deadline for returning your voting instructions to the ESOP's trustee is April 17, 2001.

Security Ownership of Certain Beneficial Owners

     The following table sets forth information as to those persons believed by the Company to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on the Record Date as disclosed in certain reports regarding such ownership filed by such persons with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that owns more than 5% of the Company's Common Stock as of the Record Date.

						                Amount and
						                Nature of
                      Name and Address              Beneficial     Percent of
Title of Class        Of Beneficial Owner           Ownership        Class
----------------  ----------------------------     -------------   ----------
Common Stock      First Federal Savings Bank of      146,560 (1)      14.71%
		      Champaign-Urbana Employee Stock
		      Ownership Plan
		      1311 South Neil Street
		      Champaign, Illinois 61820

						                Amount and
						                Nature of
                      Name and Address              Beneficial     Percent of
Title of Class        Of Beneficial Owner           Ownership        Class
----------------  ----------------------------     -------------   ----------
Common  Stock     Clinton C. Atkins                   88,775 (2)       8.85%
		      2001 Kankakee Drive
		      Champaign, IL  61821

Common  Stock     George R. Rouse                    105,191 (3)      10.04%
		      1311 South Neil Street
		      Champaign, IL  61820

(1) The Personnel and Salary Committee of the board of directors administers the ESOP. The ESOP Trustee, U.S. Bancorp, must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. As of February 27, 2001, 126,812 shares had been allocated under the ESOP. Under the ESOP, unallocated shares will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions received from participants regarding the allocated stock so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").
(2) Includes 81,775 shares owned directly by Mr. Atkins, and 7,000 shares subject to immediately exercisable options granted under the 1995 Great American Bancorp, Inc. Incentive Plan ("Incentive Plan").
(3) Includes 35,735 shares held in an Individual Retirement Account for Mr. Rouse, 17,937 shares held in the ESOP which have been allocated to Mr. Rouse, 200 shares held by Mr. Rouse's spouse and children, and 51,319 shares subject to immediately exercisable options granted under the Incentive Plan.

                  PROPOSALS TO BE VOTED ON AT THE MEETING

                      PROPOSAL 1.  ELECTION OF DIRECTOR

     The Board of Directors of the Company currently consists of five (5) directors and is divided into three classes. Currently, each of the members of the Board of Directors of the Company also serves as a director of the Bank, with the exception of Mr. Atkins. There are a total of eight (8) directors of the Bank. Directors of the Company are elected for staggered terms of three years each, with the term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

     The nominees proposed for election at this Annual Meeting are George R. Rouse, who currently serves as a director of the Company, and Ronald E. Guenther, who currently serves as a director of the Bank.

     Dr. Morgan C. Powell, a director of the Company since its inception in 1995, and a director of the Bank since 1977 will be retiring from both Boards of Directors effective with the Annual Meeting. Dr. Powell's retirement corresponds with the completion of his terms with both Boards of Directors. The nominee proposed for election at the Annual Meeting, who, if elected, will replace Dr. Powell on the Board of Directors of the Company, is Ronald
E. Guenther, who has served as a director of the Bank since 1997.

     In the event that Mr. Rouse or Mr. Guenther is unable to serve or declines to serve for any reason, it is intended that the proxies will be voted for the election of such other person as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that Mr. Rouse or Mr. Guenther will be unable or unwilling to serve. Unless authority to vote for the nominees is withheld, it is intended that the shares represented by the enclosed proxy card, if executed and returned, will be voted "FOR" the election of the nominees proposed by the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information with Respect to the Nominees, Continuing Directors and Certain Executive Officers

     The following table sets forth, as of the Record Date, the names of the nominees, continuing directors and "named executive officers" of the Company, as defined below, their ages as of the Record Date, a brief description of their recent business experience, including present occupations and employment, certain directorships held by each, the year in which each became a director of the Bank, and the year in which their terms (or in the case of the nominees, proposed term) as director of the Company expire. The table also sets forth the amount of Common Stock and the percent thereof beneficially owned by each director and named executive officer and all directors and executive officers as a group as of the Record Date.



								      Shares of
  Name and Principal                                   Expiration   Common Stock
 Occupation at Present                      Director   of Term as   Beneficially    Percent of
and for Past Five Years              Age    Since(1)    Director   Owned(2)(3)(4)      Class
------------------------             ----   --------   ----------  --------------    ---------
NOMINEES

George R. Rouse (5)                   50      1982        2004        105,191          10.04%
  President and Chief Executive
  Officer of the Company;
  President of the Bank and
  President of  the Bank's
  wholly-owned subsidiary,
  Park Avenue Service Corporation
  ("PASC").

Ronald E. Guenther                    55      1997        2004          7,286           0.73%
  Athletic Director,
  University of Illinois

CONTINUING DIRECTORS

Jack B. Troxell                       56      1997        2002          7,586           0.76%
  Owner and President of C-U
  Liquor LTD, retail beverage
  stores.



								      Shares of
  Name and Principal                                   Expiration   Common Stock
 Occupation at Present                      Director   of Term as   Beneficially    Percent of
and for Past Five Years              Age    Since(1)    Director   Owned(2)(3)(4)      Class
------------------------             ----   --------   ----------  --------------    ---------

Clinton C. Atkins                     55      1984        2003        88,775           8.85%
  Chairman of Hobbico  Inc., a
  Hobby retailer and supplier,
  Chairman of Herr's, Inc., a craft
  wholesale retailer, and owner of
  The Atkins Group, North Pointe
  Development and Stone Creek
  Development, all real estate
  development concerns.

Ronald Kiddoo                         58      1987        2003        18,600           1.85%
  Chairman of the Board and Chief
  Investment Officer, Cozad Asset
  Management, Inc., an investment
  advisory concern; Mr. Kiddoo
  also serves as a director of PASC.

Stock Ownership of all Directors
  and Executive Officers
  as a Group (12 persons)(6)(7)       --        --          --       347,511          30.88%



_______________________________
(1)     Includes years of service as a director of the Bank.
(2) Each person effectively exercises sole (or shares with spouse or other immediate family member) voting or dispositive power as to shares reported herein (except as noted).
(3) The shares shown include the following unvested stock awards granted under the Great American Bancorp, Inc. 1995 Incentive Plan ("Incentive
Plan"): Mr. Troxell, 725 shares, Mr. Guenther, 725 shares.   Stock awards
granted under the Incentive Plan vest in five equal annual installments from
the grant date.   The shares granted to Directors Troxell and Guenther were
awarded on March 10, 1997.
(4) The shares shown include the following shares subject to options which were granted under the Incentive Plan and are currently exercisable or exercisable within 60 days: Mr. Atkins, 7,000 shares; Mr. Kiddoo, 7,000 shares; Mr. Rouse, 51,319 shares; Mr. Troxell, 4,475 shares; Mr. Guenther, 4,475 shares. The shares shown do not include the following shares subject to options which were granted under the Incentive Plan and are not currently exercisable or exercisable within 60 days: Mr. Troxell, 1,119 shares; Mr. Guenther, 1,119 shares. Stock options granted under the Incentive Plan vest
in five equal annual installments from the grant date.   The options granted
to Directors Troxell and Guenther were awarded on March 10, 1997.
(5)     Mr. Rouse is the sole Named Executive Officer of the Company.
(6) The shares shown include a total of 2,175 shares of Common Stock granted under the Incentive Plan, and a total of 128,744 shares subject to options which are currently exercisable or exercisable within 60 days granted under the Incentive Plan. The shares shown exclude a total of 3,357 shares subject to options which are not currently exercisable or exercisable within 60 days granted under the Incentive Plan. These shares include 9,200 shares of common stock beneficially owned by retiring director, Dr. Powell. Dr. Powell's shares include 7,000 shares subject to options which are currently exercisable or exercisable within 60 days.
(7)     Includes directors and executive officers of the Bank.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Company's officers (as defined in regulations promulgated by the SEC thereunder) and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of copies of such reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that during the past fiscal year all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with except that reports containing transactions made by executive officers, Ms. Melinda Waller and Mr. Paul Wilson, and directors Mr. Michael Martin, and Mr. Ronald Guenther, were incorrectly reported on Form 4 during fiscal 2000. The correct transactions were subsequently reported.

Meetings of the Board of Directors and Committees of the Board of Directors

     The Board of Directors conducts its business through meetings of the Board of Directors and through activities of its committees. The Board of Directors meets monthly and may have additional meetings as needed. During fiscal 2000, the Board of Directors of the Company held 12 meetings. All of the directors of the Company attended at least 75% of the total number of the Company's Board meetings held and committee meetings on which such directors served during fiscal 2000, with the exception of Mr. Atkins, who attended 58% of the Board meetings and 50% of the Audit Committee meetings held during 2000.

     The Boards of Directors of the Company and the Bank maintain committees, the nature and composition of which are described below:

     Audit Committee. The Audit Committee of the Company is comprised of 3 directors, Messrs. Kiddoo (Chairman) and Atkins and Dr. Powell, each of whom is independent under National Association of Securities Dealer's listing standards. The Audit Committee of the Board of Directors is responsible for assisting the Board of Directors in fulfilling its responsibility to the stockholders relating to corporate accounting, reporting practices and the quality and integrity of the financial reports of the Company. Additionally, the Audit Committee selects the auditors and reviews their independence and their annual audit. The Audit Committee acts under a written charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as Appendix A. This committee meets quarterly or as called by the committee chairman; it met four times in fiscal 2000.

                           Audit Committee Report
     The Audit Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the accountants the contents of such materials, the accountant's independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussions, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                         Members of the Audit Committee:
                                 Ronald Kiddoo
                               Clinton C. Atkins
                             Dr. Morgan C. Powell

     Nominating Committee. The Company's Nominating Committee for the 2000 Annual Meeting consists of Messrs. Atkins, Kiddoo and Troxell. The committee considers and recommends the nominees for director to stand for election at the Company's annual meeting of stockholders. The Company's bylaws also provide for stockholder nominations of directors. These provisions require such nominations to be made pursuant to timely notice in writing to the Secretary of the Company. The stockholder's notice of nomination must contain all information relating to the nominee which is required to be disclosed by the Company's bylaws and by the Exchange Act. The Nominating Committee met on January 8, 2001.

     Compensation/Benefits Committee. The Compensation/Benefits Committee of the Company consists of Messrs. Powell (Chairman), Atkins, Kiddoo and Troxell. This committee meets to establish compensation for the Chief Executive Officer, approves the compensation of senior officers and various compensation and benefits to be paid to employees and to review the incentive
compensation programs when necessary.   The Compensation/Benefits Committee
met two times in fiscal 2000.


Directors' Compensation

     Directors' Fees. For fiscal 2000, directors of the Company and directors of the Bank received a monthly fee of $500 per month for serving on each board, and no additional fees were paid for serving on board committees. The Chairman of the Board received a monthly fee of $500 in addition to any board fees.

Executive Compensation

     Summary Compensation Table. The following table shows, for the fiscal years ended December 31, 2000, 1999, and 1998, the cash compensation paid by the Bank, as well as certain other compensation paid or accrued for those years, to the chief executive officer and executive officers of the Company and the Bank who received salary and bonuses in excess of $100,000 in fiscal year 2000 ("Named Executive Officer").

                            Annual Compensation
       ---------------------------------------------------------------

          Name and                                          All Other
          Principal                               Bonus   Compensation
          Positions        Year  Salary ($)(1)     ($)       ($)(2)
       ---------------     ----  ------------    ------   ------------

       George R. Rouse     2000    $178,800      $7,740     $32,279
         President         1999     175,200          --      32,571
                           1998     172,100       6,500      41,216



 _______________________________
(1) Under Annual Compensation, the column titled "Salary" includes directors fees of $14,000 per year in fiscal 2000, 1999, and 1998.
(2) Reflects 2,391 shares allocated to Mr. Rouse under the Bank's Employee Stock Ownership Plan for 2000.


     Employment Agreements. The Bank and the Company have entered into employment agreements with Mr. Rouse (the "Executive"). These employment agreements are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base. The continued success of the Bank and the Company depends, to a significant degree, on the skills and competence of Mr. Rouse.

     The Bank's and the Company's employment agreements (collectively, the "Employment Agreements") provide for a three-year term. The Company's employment agreement provides for automatic daily extensions such that the remaining term of the agreement shall be three years unless written notice of non-renewal is provided by either the Board of Directors or the Executive. The Bank's employment agreement provides that, commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of Directors may extend the agreement for an additional year so that the remaining term shall be three years, unless written notice of non-renewal is given by the Board of Directors after conducting a performance evaluation of the Executive. The Employment Agreements provide that the Executive's base salary will be reviewed annually. In this regard, the current base salary of Mr. Rouse is $172,000. In addition to base salary, the Employment Agreements provide for, among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel. The Employment Agreements provide for termination of the Executive by the Bank or the Company for cause as defined in the Employment Agreements at any time. In the event the Bank or the Company chooses to terminate the Executive's employment for reasons other than for cause, or in the event of the Executive's resignation from the Bank and the Company upon (i) failure to re-elect the Executive to his current offices, (ii) a material change in the Executive's functions, duties or responsibilities, (iii) a relocation of the Executive's principal place of employment by more than fifty miles, (iv) liquidation or dissolution of the Bank or the Company, or (v) a breach of the Employment Agreement by the Bank or the Company, the Executive or, in the event of death, his beneficiary would be entitled to an amount equal to the remaining salary payments under the Employment Agreement and the contributions that would have been made on the Executive's behalf to any employee benefit plans of the Bank or the Company during the remaining term of the Agreements. The Bank and the Company would also continue the Executive's life, health and disability coverage for the remaining term of the Employment Agreements.

     Under the agreements, if termination, voluntary or involuntary, follows a change in control of the Bank or the Company, as defined in the Employment Agreements, the Executive or, in the event of death, his beneficiary, would be entitled to a severance payment equal to the greater of (i) the payments due for the remaining terms of the agreement or (ii) three times the average of the five preceding years' annual compensation. In addition, the Bank and the Company would continue the Executive's life, health, and disability coverage for thirty-six months. Payments to the Executive under the Bank's employment agreement are guaranteed by the Company in the event that payments or benefits are not paid by the Bank.

     Payments and benefits under the Employment Agreements together with payments from other benefit plans may constitute an excess parachute payment under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), resulting in the imposition of an excise tax on the recipient and denial of the deduction for such excess amount to the Company and the Bank.

     In the event of Mr. Rouse's termination following a change in control, based solely upon the salary, bonus and other items of cash compensation received by or payable to Mr. Rouse during 2000, Mr. Rouse would receive approximately $560,000 in severance payments under the Employment Agreement. Such amount does not include the effect of any non-cash benefits provided for under the Employment Agreements, such as common stock or options which vested or were awarded to Mr. Rouse in 2000.

Incentive Plan.

     The Company maintains the Incentive Plan which provides discretionary awards of common stock and options to purchase common stock to officers and key employees as determined by a committee of non-employee directors. There were no grants of options or stock appreciation rights ("SAR's) under the Incentive Plan to the Named Executive Officers for fiscal 2000.

     The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding options held by the Named Executive Officer as of February 27, 2001. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year end price of the Common Stock. There were no exercises of stock options or SARs during fiscal 2000 by the Named Executive Officer.

			        FISCAL YEAR END OPTION/SAR VALUES

		 Securities Underlying Number of      Value of Unexercised In-the-Money
		    Unexercised Options/SARs at             Options/SARs at Fiscal
			Fiscal Year End (#)                     Year End ($)(1)
		 --------------------------------     ---------------------------------
 Name             Exercisable      Unexercisable         Exercisable      Unexercisable
--------         -------------   ----------------     ----------------   --------------
George R. Rouse     51,319            -                      -                  -





_______________________________
(1) The market value of underlying securities at fiscal year end ($13.50) is below the exercise or base price ($14) per share. Options vest at an annual rate of 20% of the original amount granted beginning on February 14, 1997, unless otherwise accelerated.


Transactions with Certain Related Persons

     It is the policy of the Bank to make loans to directors and executive officers on their principal residence. The Bank also makes available to each director of the Bank and each director of the Company an approved line of credit in an amount up to $100,000. The directors may then apply for a loan from the Bank which may be approved by the Bank's loan officers without further Board approval, provided that terms of such loan applied for thereunder, including the collateral securing such loan, are consistent with the Bank's loan underwriting policies for loans generally available to its customers. The Bank's policy provides that all loans made by the Bank to its directors and officers, including the lines of credit to directors, are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. As of December 31, 2000, all outstanding loans to directors and executive officers were made by the Bank in the ordinary course of business, were not made with favorable terms, and did not involve more than the normal risk of collectibility or present other unfavorable features.

                   PROPOSAL 2  - RATIFICATION OF APPOINTMENT
                          OF INDEPENDENT AUDITORS

     The Company's independent auditors for the fiscal year ended December 31, 2000 were Olive LLP. The Company's Board of Directors has re-appointed Olive LLP to continue as independent auditors for the Bank and the Company for the fiscal year ending December 31, 2001, subject to ratification of such appointment by the stockholders.

     Representatives of Olive LLP will be present at the annual meeting.
They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the annual meeting.

     Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted "FOR" ratification of the appointment of Olive LLP as the independent auditors of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF OLIVE LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.


Audit Fees

     The aggregate fees the Company paid to Olive LLP for the annual audit and for the review of the Company's Forms 10-QSB for the fiscal year 2000 totaled $42,425.

All Other Fees

     The aggregate fees the Company paid to Olive LLP for all other non-audit services, including fees for tax-related services, during fiscal year 2000 totaled $4,630.

     The Audit Committee has determined that the provision of services rendered for all other fees is compatible with maintaining Olive LLP's independence.




                            ADDITIONAL INFORMATION

Stockholder Proposals

     To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2002 Annual Meeting of Stockholders, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the first page of this Proxy Statement not later than November 23, 2001. Any such proposal will be subject to 17 C.F.R. 240.14a-8 of the Rules and Regulations under the Securities Exchange Act of 1934, as amended.

Notice of Business to be Conducted at an Annual Meeting

     The bylaws of the Company provide an advance notice procedure for a stockholder to make nominations for the election of directors or proposals for business to be brought before an Annual Meeting. The stockholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting, provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to stockholders of the annual meeting date was mailed or such public disclosure was made. A copy of the Company's bylaws may be obtained from the Company.


Other Matters Which May Properly Come Before the Meeting

     The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

     Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are then present at the Annual Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting.

                                          By Order of the Board of Directors

                                          /s/ Jane F. Adams

                                          Jane F. Adams
                                          Corporate Secretary


Champaign, Illinois
March 23, 2001


           YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.
             WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE
                REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE
                    ACCOMPANYING PROXY CARD IN THE ENCLOSED
                            POSTAGE-PAID ENVELOPE.


                               Appendix A

                     GREAT AMERICAN BANCORP, INC.
                      CHARTER  - AUDIT COMMITTEE

                           Mission Statement

     The Committee's role is to assist the Board of Directors in overseeing all material aspects of Great American Bancorp, Inc.'s (the "Company") financial reporting, internal control and audit functions, including a particular focus on the qualitative aspects of financial reporting to stockholders, on compliance with significant applicable legal, ethical, and regulatory requirements and to ensure the objectivity of the financial statements. The Committee's role also includes maintenance of strong, positive working relationships with management, external and internal auditors, counsel, and other committee advisors.

                              Organization

     Committee Composition. The Committee shall consist of at least three board members, a majority of whom shall be independent of management and the Company. Committee appointments, including selection of the Committee Chairperson, shall be approved annually by the full Board of Directors.

     Meetings. The Committee shall meet at least quarterly. Additional meetings shall be scheduled as considered necessary by the Committee or Chairperson. A quorum of the Committee shall be declared when a majority of the appointed members of the Committee are in attendance.

     External Resources. The Committee shall be authorized to access internal and external resources, as the Committee requires, to carry out its responsibilities.

                      Roles and Responsibilities

Communication with the Board of Directors and Management

1. The Chairperson and others on the Committee shall, to the extent appropriate, have contact throughout the year with senior management, the Board of Directors, external and internal auditors and legal counsel, as applicable, to strengthen the Committee's knowledge of relevant current and prospective business issues, risks and exposures. This will include requests by the Committee that members of management, counsel and the internal and external auditors, as applicable, participate in Committee meetings, as necessary, to carry out the Committee's responsibilities.

2. The Committee, with input from management and other key committee advisors, shall develop an annual plan, which shall include an agenda and procedures for the review of the Company's quarterly financial data, its year end audit, the procedures and results of the internal audit and the review of the independence of its accountants.

3. The Committee, through the Committee Chairperson, shall report periodically, as deemed necessary, but at least semi-annually, to the full Board of Directors.

4. The Committee shall make recommendations to the full Board of Directors regarding the compensation to be paid to the external auditors and its views regarding the retention of the auditors for the upcoming fiscal year.

Review of the Internal Audit

1. If the internal auditors identify significant issues relative to the overall board responsibility that have been communicated to management but, in their judgment, have not been adequately addressed, they should communicate these issues to the Committee.

2. The Committee shall meet with the internal auditors, at least annually, to review the status of the internal audit activities, any significant findings and recommendations by the internal auditors and management's response.

3. The Committee shall review and assess the annual internal audit plan, including the activities and organizational structure of the internal audit function.

4. The internal audit function shall be responsible to the Board of Directors through the Committee.

Review of the External Audit

1. The Committee shall meet with the external auditors, at least annually, who shall report all relevant issues to the Committee.

2. The external auditors, in their capacity as independent public accountants, shall be responsible to the Board of Directors and the Audit Committee as representatives of the stockholders.

3. The Committee shall review the annual financial statements, including the overall scope and focus of the annual audit. This review should include a determination of whether the annual financial statements are complete and consistent with the information known to Committee members. This review shall also include a review of key financial statement issues and risks, their impact or potential effect on reported financial information, the processes used by management to address such matters, related auditor views and the basis for audit conclusions. Any important conclusions concerning the year-end audit work should be discussed well in advance of the public release of the annual financial statements.

4. The Committee shall annually review the performance (effectiveness, objectivity, and independence) of the external auditors. The Committee shall ensure receipt of a formal written statement from the external auditors consistent with standards set by the Independence Standards Board. Additionally, the Committee shall discuss with the auditor relationships or services that may affect auditor objectivity or independence. If the Committee is not satisfied with the auditors' assurances of independence, it shall take or recommend to the full Board of Directors appropriate action to ensure the independence of the external auditor.

5. The Committee shall review any important recommendations from the auditors on financial reporting, controls or other matters, as well as management's response.

6. If the external auditors identify significant issues relative to the overall board responsibility that have been communicated to management but, in their judgment, have not been adequately addressed, they should communicate these issues to the Committee.

Reporting to Stockholders

1. The Committee should be briefed on the processes used by management in producing its interim financial statements and review and discuss with management any questions or issues concerning the statements. Any important issues on interim financial statements should be discussed well in advance of the public release of the interim financial statements.

2. The Committee will ensure that management requires that the external auditors review the financial information included in the Company's interim financial statements before the Company files its quarterly reports with the Securities and Exchange Commission.

3. The Committee shall review all major financial reports in advance of filings or distribution, including the annual report.

4. The Committee shall annually provide a written report of its activities and findings, a copy of which shall be included within the proxy statement for the annual meeting. The report shall appear over the names of the Audit Committee. Such report shall be furnished to and approved by the full Board of Directors prior to its inclusion in the proxy statement. The report will state whether the
Committee:

     (i) has reviewed and discussed the audited financial statements with management;
     (ii) has discussed with the independent auditors the matters set forth in Statement of Auditing Standards No. 61;
     (iii) has received the written disclosures and the letter from the independent auditors regarding the independence required by Independence Standards Board Standard No. 1;
     (iv)    has discussed with the auditors their independence; and
     (v) based on the review and discussion of the audited financial statements with management and the independent auditors, has recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-KSB.

5. The Company shall disclose that the Committee is governed by a written charter, a copy of which has been approved by the full Board of Directors. The Committee shall review the charter annually, assess its adequacy and propose appropriate amendments to the full Board of Directors. A copy of the charter shall be filed as an appendix to the proxy statement at least every three years.

Regulatory Examinations

     The Committee shall review the results of examinations by regulatory authorities and management's response to such examinations.

Committee Self Assessment and Education

1. The Committee shall review, discuss and assess its own performance as well as the Committee's role and responsibilities, seeking input from senior management, the full Board of Directors and others.

2. The Committee shall review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on the Company's business, results of operation and financial statements.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.




Great American Bancorp, Inc.
Proxy Card
2001 Annual Meeting of Shareholders

Front side:

                               REVOCABLE PROXY

                         GREAT AMERICAN BANCORP, INC.
                        ANNUAL MEETING OF STOCKHOLDERS
                           Tuesday, April 24, 2001
                           9:30 a.m., Central Time
                       --------------------------------

The undersigned hereby appoints the Board of Directors of Great American Bancorp, Inc. (the "Company") to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on Tuesday, April 24, 2001, at 9:30 a.m., Central Time, at the offices of First Federal Savings Bank of Champaign-Urbana, 1311 South Neil Street, Champaign, Illinois 61820 and at any and all adjournments thereof, as follows:

1. The election as director of the nominees listed (except as marked to the contrary below).

                 George R. Rouse          FOR          VOTE WITHHELD

                 Ronald E. Guenther       FOR          VOTE WITHHELD

2. The ratification of the appointment of Olive LLP as independent auditors of Great American Bancorp, Inc. for the fiscal year ending December 31, 2001.

                       FOR        AGAINST      ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS
PRESENTED.

Great American Bancorp, Inc.
Proxy Card
2001 Annual Meeting of Shareholders

Back side:


THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF GREAT AMERICAN
BANCORP, INC.

     This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR each of the proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the Board of Directors in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.
     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated March 23, 2001 and of the Annual Report to Stockholders.
     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                             Dated:


                             ----------------------------------------
                                     SIGNATURE OF STOCKHOLDER


                             ---------------------------------------
                                     SIGNATURE OF STOCKHOLDER


PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
ENCLOSED POSTAGE-PAID ENVELOPE.


Great American Bancorp, Inc.
Vote Authorization Form Incentive Plan
2001 Annual Meeting of Shareholders

Dear Participant:

     The Great American Bancorp, Inc. 1995 Incentive Plan (the "Incentive Plan") holds 7,204 shares of common stock of Great American Bancorp, Inc. (the "Company"), the parent holding company for First Federal Savings Bank of Champaign-Urbana (the "Bank"), for the benefit of the directors and employees of the Company and Bank. As a participant in the Incentive Plan, you are entitled to direct the voting of the shares of the Company's common stock held by the Incentive Plan which have been granted to you as a Stock Award and which have not yet been earned and distributed to you pursuant to the Incentive Plan.

     We, the Board of Directors, are forwarding to you the attached Vote Authorization Form, provided for the purpose of conveying your voting instructions to the Incentive Plan Trustee.

     A committee of non-employee directors of the Company administers the Incentive Plan. An unrelated third party, US Bank, has been appointed as the corporate trustee for the Incentive Plan Trust (the "Incentive Plan Trustee"). The Incentive Plan Trustee will vote those shares of the Company's common stock held in the Incentive Plan Trust in accordance with the instructions of the participants.

     At this time, in order to direct the voting of shares allocated to your account under the Incentive Plan, you must fill out and sign the enclosed Vote Authorization Form and return it in the accompanying envelope. Your vote will not be revealed, directly or indirectly, to any officer or other employee of the Company or Bank. Your shares will be tallied by the Incentive Plan Trustee and then the Incentive Plan Trustee will vote all shares held in the Incentive Plan Trust.

                                    Sincerely,


						GREAT AMERICAN BANCORP, INC.


                                    /s/ George R. Rouse


						The Board of Directors



Name:                                Number of Shares:


                        VOTE AUTHORIZATION FORM


     I hereby instruct the Trustee of the Great American Bancorp, Inc. 1995 Incentive Plan ("Incentive Plan") to vote all shares attributable to me as follows:


1. The election as director of the nominees listed (except as marked to the contrary below).

     George R. Rouse          FOR        VOTE WITHHELD

     Ronald E. Guenther       FOR        VOTE WITHHELD

2. The ratification of the appointment of Olive, LLP as independent auditors of Great American Bancorp, Inc. for the fiscal year ending December 31, 2001.

          FOR          AGAINST         ABSTAIN

     I understand that my voting instructions are solicited on behalf of the Incentive Plan Trustee for the Annual Stockholders Meeting to be held on April 24, 2001. I understand that if I sign this form without indicating specific instructions, my shares will be voted "FOR" the listed proposals and "FOR" other matters recommended by the Board of Directors.


-----------------                     ---------------------------------
	Date							Signature

         Please date, sign and return this form by April 17, 2001 in the enclosed postage-paid envelope.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF
                           THE LISTED PROPOSALS



Great American Bancorp, Inc.
Vote Authorization Form Employee Stock Ownership Plan
2001 Annual Meeting of Shareholders


Dear Employee:

     The First Federal Savings Bank of Champaign-Urbana Employee Stock Ownership Plan ("ESOP") holds 146,560 shares of common stock of Great American Bancorp, Inc. (the "Company"), the parent holding company for First Federal Savings Bank of Champaign-Urbana (the "Bank"), for the benefit of the employees of the Bank. As a participant in the ESOP, you may direct the voting of the shares of the Company's common stock held by the ESOP Trust allocated to your account.

     We, the Board of Directors, are forwarding to you the attached Vote Authorization Form, provided for the purposes of conveying your voting instructions to the ESOP Trustee.

     The Personnel and Salary Committee of the Board of Directors of the Bank administers the ESOP. US Bank, an unrelated third party, has been appointed as the corporate trustee for the ESOP (the "ESOP Trustee"). As of the Record Date, February 27, 2001, 126,812 shares of Common Stock in the ESOP had been allocated to participating employees. The ESOP Trustee will vote the allocated shares held in the ESOP Trust in accordance with the instructions of the participants. All unallocated shares held in the ESOP Trust and allocated shares for which voting instructions are not received will be voted in the same proportion as those allocated shares for which voting instructions are received, so long as such vote is in accordance with the provisions of the Employment Retirement Income Security Act of 1974, as amended.

     At this time, in order to direct the voting of shares allocated to your account under the ESOP, you must fill out and sign the enclosed Vote Authorization Form and return it in the accompanying envelope. Your vote will not be revealed, directly or indirectly, to any officer or other employee of the Company or Bank. Your shares will be tallied by the ESOP Trustee and then the ESOP Trustee will vote the number of shares in the ESOP Trust for which it has received voting instructions.

                                         Sincerely,

                                         FIRST FEDERAL SAVINGS BANK OF
                                         CHAMPAIGN-URBANA

                                         /s/ George R. Rouse


                                         The Board of Directors


Name:                                Number of Shares:


                       VOTE AUTHORIZATION FORM

     I, the undersigned, understand that the ESOP Trustee is the holder of record and custodian of all shares of Great American Bancorp, Inc. (the "Company") common stock attributable to me under the First Federal Savings Bank of Champaign-Urbana Employee Stock Ownership Plan. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders on April 24, 2001.

     Accordingly, you are to vote all shares attributable to me as follows:

1. The election as director of the nominees listed (except as marked to the contrary below).


        George R. Rouse          FOR          VOTE WITHHELD

        Ronald E. Guenther       FOR          VOTE WITHHELD

2. The ratification of the appointment of Olive, LLP as independent auditors of Great American Bancorp, Inc. for the fiscal year ending December 31, 2001.

           FOR            AGAINST            ABSTAIN

     The ESOP Trustee is hereby authorized to vote any shares attributable to me in his or her trust capacity as indicated above.



----------------                    ---------------------------------
	Date							Signature

         Please date, sign and return this form by April 17, 2001 in the enclosed postage-paid envelope.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF
                        THE LISTED PROPOSALS